UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2019

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Change in Registrant's Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm.
On February 27, 2019, the Audit Committee of the Board of Directors of NeoGenomics, Inc. (the “Company”) dismissed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm, effective following the issuance of the Company’s Annual Report on Form 10‑K for the period ended December 31, 2018.

Crowe’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through February 27, 2019, there were:
(i) No “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and
(ii) No “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Crowe with a copy of this Form 8‑K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Crowe to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Crowe’s letter dated March 05, 2019 is attached as Exhibit 16.1 to this Form 8‑K.

(b)  Engagement of New Independent Registered Public Accounting Firm.
On February 27, 2019, the Audit Committee approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

During the two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim periods through February 27, 2019, neither the Company nor anyone on its behalf consulted Deloitte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
16.1 Letter from Crowe LLP, dated March 05, 2019 to the Securities and Exchange Commission

Exhibit Index

Exhibit No.	Description
16.1	Letter from Crowe LLP, dated March 05, 2019 to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Sharon A. Virag
Sharon A. Virag
Chief Financial Officer
March 5, 2019